EXECUTION VERSION
Exhibit 10.3

AMENDMENT NO.  4

AMENDMENT NO. 4, dated as of  August 31, 2010 (this “Amendment”), by and among BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Parent Borrower”), TEXAS GAS TRANSMISSION, LLC, a Delaware limited liability company (“Texas Gas”), and GULF SOUTH PIPELINE COMPANY, LP,  a Delaware limited partnership (“Gulf South” and, together with the Parent Borrower and Texas Gas, the “Borrowers”), severally as Borrowers, BOARDWALK PIPELINE PARTNERS, LP, a Delaware limited partnership (the “MLP”), the Lenders party hereto, and WELLS FARGO BANK, N.A. (as successor to Wachovia Bank, National Association), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the MLP, the Administrative Agent, the Lenders and the other parties thereto have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of June 29, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendments and Consent.  On the Effective Date, and notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents (including, without limitation, Section 2.5 of the Credit Agreement), (i) the aggregate Revolving Credit Commitments of Lehman Commercial Paper, Inc. (“Lehman”) shall be permanently and irrevocably reduced to zero ($0.00), (ii) after giving effect to such termination, the aggregate Revolving Credit Commitments shall be $950,000,000, and (iii) the Revolving Credit Sublimits of each of the Parent Borrower, Texas Gas, and Gulf South shall be reduced to $522,500,000, $190,000,000 and $237,500,000, respectively.  Concurrently with any subsequent payment of any Facility Fee to the Lenders pursuant to Section 2.11(a) of the Credit Agreement or any Letter of Credit fee to the Lenders pursuant to Section 2.11(c)(ii) of the Credit Agreement, in each case, with respect to any period before the Effective Date, the Borrower shall pay to Lehman its ratable share (based on its Revolving Credit Commitment immediately prior to the Effective Date) of such Facility Fee or Letter of Credit fee, as applicable.  From and after the Effective Date, (i) Lehman shall have no further obligation to fund any amount or extend any credit under the Loan Documents and (ii) except as specified in the prior sentence, Lehman shall, for all purposes, be deemed to no longer be a Lender or a party to, or beneficiary of, the Credit Agreement or Loan Documents.

3. Conditions to Effectiveness of this Amendment.  This Amendment shall become effective as of the date (the “Effective Date”) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Borrowers, the MLP, the Administrative Agent, Lehman and the Required Lenders under the Credit Agreement.

4. Representations and Warranties.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

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(a) (i) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and (iii) this Amendment is the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (other than the representations and warranties set forth in Sections 3.2 and 3.6 of the Credit Agreement) is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

5. Reaffirmation.

(a) Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b) Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

6. Continuing Effect.  Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions.  The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose.

7. Expenses.  The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of SyndTrak Online relating to the Amendment.

8. Choice of Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.

9. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

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10. Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Loan Document.  This Amendment is a Loan Document.

13. Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BOARDWALK PIPELINES, LP,
as Borrower

By: Boardwalk Operating GP, LLC,
its general partner

By: Boardwalk Pipeline Partners, LP,
its managing member

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:                  /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Senior Vice President, Chief Financial
                  Officer and Treasurer

TEXAS GAS TRANSMISSION, LLC,
as Borrower

By:                  /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Senior Vice President, Chief Financial
                  Officer and Treasurer

GULF SOUTH PIPELINE COMPANY, LP,
as Borrower

By: GS PIPELINE COMPANY, LLC,
its general partner

By:                  /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Senior Vice President, Chief Financial
                  Officer and Treasurer

BOARDWALK PIPELINE PARTNERS, LP

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:                  /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Senior Vice President, Chief Financial
                  Officer and Treasurer

[Signature Page to Amendment No. 4]

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WELLS FARGO BANK, N.A.,
                    as Administrative Agent and Lender

By:	/s/: Christina Faith
Name: Christina Faith
Title: Director

[Signature Page to Amendment No. 4]

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CITIBANK, N.A.,
as a Lender

By:        /s/ John Miller
Name:           John Miller
Title:           Attorney-in-fact

[Signature Page to Amendment No. 4]

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JPMorgan Chase Bank, N.A.,
as a Lender

By:        /s/ Preeti Bhatnagar
Name:           Preeti Bhatnagar
Title:           Associate

[Signature Page to Amendment]

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DNB NOR BANK ASA
as a Lender

By:        /s/ Kristin Ruse
Name:           Kristin Ruse
Title:           First Vice President

By:        /s/ Sanjiv Nayar
Name:           Sanjiv Nayar
Title:           Senior Vice President

[Signature Page to Amendment]

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UNION BANK, N.A.,
as a Lender

By:        /s/ Hideyuki Okamoto
Name:           Hideyuki Okamoto
Title:           Vice President

[Signature Page to Amendment]

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Royal Bank of Canada
as a Lender

By:        /s/ Jim Allred
Name:           Jim Allred
Title:           Authorized Signatory

[Signature Page to Amendment]

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Mizuho Corporate Bank, Ltd.
as a Lender

By:        /s/ Raymond Ventura
Name:           Raymond Ventura
Title:           Deputy General Manager

[Signature Page to Amendment]

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UBS AF, Stamford Branch,
as a Lender

By:        /s/ Irja R. Otsa
Name:           Irja R. Otsa
Title:           Associate Director

By:        /s/ Mary E. Evans
Name:           Mary E. Evans
Title:           Associate Director

[Signature Page to Amendment]

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BANK OF AMERICA, N.A., (successor by merger to Merrill Lynch Bank USA)
as a Lender

By:        /s/ Christen A. Lacey
Name:           Christen A. Lacey
Title:           Senior Vice President

[Signature Page to Amendment]

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MORGAN STANLEY BANK, N.A.,
as a Lender

By:        /s/ Ryan Vetsch
Name:           Ryan Vetsch
Title:           Authorized Signatory

[Signature Page to Amendment]

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Credit Suisse AG, Cayman Islands Branch (fka, Credit Suisse, Cayman Islands Branch,
as a Lender

By:        /s/ Bill O’Daly
Name:           Bill O’Daly
Title:           Director

By:        /s/ Vipul Dhadda
Name:           Vipul Dhadda
Title:           Associate

[Signature Page to Amendment]

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William Street Commitment Corporation,
as a Lender

By:        /s/ John Makrinos
Name:           John Makrinos
Title:           Authorized Signatory

[Signature Page to Amendment]

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DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:        /s/ Wolfgang Winter
Name:           Wolfgang Winter
Title:           Managing Director

By:        /s/ Stefan Freckmann
Name:           Stefan Freckmann
Title:           Vice President

[Signature Page to Amendment]

EXHIBIT 10.3

BANK HAPDALIM B.H.,
as a Lender

By:        /s/ Helen H. Gateson
Name:           Helen H. Gateson
Title:           Vice President

By:        /s/ Frederic S. Becker
Name:           Frederic S. Becker
Title:           Senior Vice President

[Signature Page to Amendment]

EXHIBIT 10.3

LEHMAN COMMERCIAL PAPER, INC.,
as a Lender

By:        /s/ Maria M. Lund
Name:           Maria M. Lund
Title:           Authorized Signatory

[Signature Page to Amendment]